                                                                 EXHIBIT (10)(c)




                                  ONEOK, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN




                     (As Amended and Restated July 1, 1999)



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                          AMENDED AND RESTATED 7/1/99

               ONEOK, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    PURPOSE

The purpose of the ONEOK, Inc. Supplemental Executive Retirement Plan is to provide the specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of ONEOK, Inc., and its subsidiaries. It is the intention of ONEOK, Inc. that the Plan and the particular benefits provided to individuals hereunder be administered as an unfunded deferred compensation and excess benefit plans established and maintained for a select group of management or highly compensated employees.

This Plan is an amendment, restatement, and continuation of the Supplemental Executive Retirement Plan for Employees of ONEOK, Inc. This amended and restated Plan replaces all prior documents and amendments and is effective as of the date determined by the Board of Directors.

                                   ARTICLE I
                          DEFINITIONS AND CONSTRUCTION

1.1 DEFINITIONS. For purposes of the Plan, the following phrases or terms shall have the indicated meanings unless otherwise clearly apparent from the context:

                           A. "Base Cash Compensation" shall mean the regular monthly salary paid to a Participant by the Company before any deductions or exclusions for taxes or other purposes, and excluding any vehicle allowance, incentives, commissions and any other special pay.

                           B. "Beneficiary" shall mean the person or persons or the estate of a Participant entitled to receive any benefits under a Plan Agreement entered into in accordance with the terms of the Plan.

                           C. "Board of Directors" shall mean the Board of Directors of ONEOK, Inc., unless otherwise indicated or the context otherwise requires.

                           D. "Change of Control" shall mean a Change of Control as defined in the ONEOK, Inc. Severance Pay Plan.

                           E. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                           F. "Committee" shall mean the Executive Compensation Committee of the Board of Directors or such other Committee appointed to manage and administer the Plan and individual Plan Agreements in accordance with the provisions of Article XIII hereof.

                           G. "Company" shall mean ONEOK, Inc., an Oklahoma corporation, and its subsidiaries and predecessor entities.


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                          AMENDED AND RESTATED 7/1/99

                           H. "Compensation" shall mean the Base and Short-Term Incentive Cash Compensation from the Company paid to or deferred by a Participant during a calendar year.

                           I. "Death Benefit" shall mean the amount paid to a Participant's Beneficiary in accordance with the provisions of Article III hereof.

                           J. "Disability Benefit" shall mean the amount paid to a Participant's Beneficiary in accordance with the provisions of Section
                                    4.2 hereof.

                           K. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                           L. "Employee" shall mean any person who is in the regular full-time employment of the Company or is on authorized leave of absence therefrom, as determined by the personnel rules and practices of the Company. The term does not include persons who are retained by the Company solely as consultants or under contract.

                           M. "KGS Supplemental Executive Retirement Plan" shall mean the ONEOK, Inc. Supplemental Retirement Plan for KGS Employees, merged and consolidated into this Plan effective July 1, 1999.

                           N. "KGS SERP Participant" shall mean any person who was a participant in the KGS Supplemental Executive Retirement Plan on July 1, 1999, whose accrued benefits thereunder are, after June 30, 1999, to be paid pursuant to this Plan in accordance with Section 2.3 hereof.

                           O. "Participant" shall mean an Employee who is selected and elects to participate in the Plan through the execution of a Plan Agreement in accordance with the provisions of Article II hereof.

                           P.       "Person" shall mean and include an
                                    individual, a trust, estate, partnership, limited liability company, association, company or corporation.

                           Q. "Plan Agreement" shall mean the form of written agreement which is entered into by and between the Company and an Employee selected to become a Participant as a condition to participation in the Plan. The form of Plan Agreement to be used shall be substantially the same as the form attached hereto as Appendix I.

                           R.       "Plan" shall mean the ONEOK, Inc.
                                    Supplemental Executive Retirement Plan as embodied herein and as amended from time to time.

                           S. "Rabbi Trust" shall mean the trust created to hold assets which will be used to pay the benefits provided hereunder, as provided in Section 7.4 hereof.


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                          AMENDED AND RESTATED 7/1/99


                           T. "Retirement" and "Retire" shall mean termination of employment with the Company, other than as the result of death or Total and Permanent Disability.

                           U. "Retirement Benefit" shall mean the monthly amount to be paid to a Participant under Sections 4.1, 4.2, or 4.3 hereof, and the Participant's Plan Agreement.

                           V. "Retirement Plan" shall mean the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries, or the ONEOK, Inc. KGS Retirement Plan, whichever is applicable to the Participant.

                           W. "Service" shall mean employment of a Participant by the Company as a regular full-time employee.

                           X. "Short-Term Incentive Cash Compensation" shall mean any payment by the Company under the Key Employee Incentive Plan for Employees of ONEOK, Inc. and Subsidiaries or any other incentive or commission plan established by the Company to pay employees additional cash compensation to reward performance.

                           Y. "Totally and Permanently Disabled" means when, on the basis of medical evidence, it is determined that a Participant:

                                    a)       is totally disabled so as to be
                                             prevented from any comparable
                                             employment with the Company,
                                             including a disability resulting
                                             from an occupational cause; and

                                    b)       will be disabled permanently.

                           Z. "Years of Service" shall include each full year, but not any portion of a year, during which the Participant has been employed by the Company or any division or subsidiary thereof.

1.2 CONSTRUCTION. The singular when used herein may include the plural unless the context clearly indicates to the contrary. The words "hereof", "herein", "hereunder", and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section. Whenever the words "Article" or "Section" are used in the Plan, or a cross reference to an "Article" or "Section" is made, the Article or Section referred to shall be an Article or Section of the Plan unless otherwise specified.

         The Plan is intended to be an unfunded deferred compensation and excess benefit plan established and maintained for a select group of management and highly compensated employees of the Company within the meaning of Sections 201(2) and (7), 301(a)(3), (9) and 401(a)(1) of
         ERISA, and shall be construed, interpreted and administered in accordance with such intended purpose.


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                          AMENDED AND RESTATED 7/1/99

                                   ARTICLE II
                         ELIGIBILITY AND PARTICIPATION

2.1 ELIGIBILITY. In order to be eligible for participation in the Plan, an Employee must be selected by the Chief Executive Officer, or in the case of the Chief Executive Officer by the Board of Directors, which, in the CEO\its sole and absolute discretion, shall determine eligibility for participation in accordance with the purposes of the Plan.

2.2 PARTICIPATION. An Employee, having been selected to participate in the Plan by the Chief Executive Officer/Board of Directors, shall, as a condition to participate, complete and return to the Committee a duly executed Plan Agreement electing to participate in the Plan and agreeing to the terms and conditions thereof.

2.3 KGS SERP PARTICIPANT PARTICIPATION. Any KGS SERP participant shall be eligible to receive payment by the Company under this Plan of his/her accrued benefits as of June 30, 1999, under the KGS Supplemental Executive Retirement Plan. The amount and form of such benefits shall be determined in accordance with the terms and provisions of the KGS Supplemental Executive Retirement Plan, which are incorporated herein by reference and made a part hereof; provided, that payment of such benefits and all related matters otherwise shall hereafter be administered by the Company in accordance with the terms and provisions of this Plan. A KGS SERP participant shall not otherwise be eligible for participation in or accrual of any other benefits under this Plan, unless expressly provided for in accordance with the provisions of the Plan.

                                  ARTICLE III
                                 DEATH BENEFIT

3.1 AMOUNT AND PAYMENT OF DEATH BENEFIT. In the event a Participant dies prior to Retirement from the Company, the Company will pay or cause to be paid a Death Benefit to such Participant's Beneficiary in the amount or amounts set forth in such Participant's Plan Agreement and as therein specified, commencing on the first day of the month following the date of such Participant's death, or as otherwise specified in such Participant's Plan Agreement.

3.2 PARTIAL DISTRIBUTION PRIOR TO DEATH. If a Participant shall die after becoming entitled to a Retirement Benefit, but before the total amount payable to such Participant as a Retirement Benefit has been paid, the Retirement Benefit payments then remaining unpaid to such Participant shall be paid to such Participant's Beneficiary, in accordance with the payment schedule pursuant to which payments are made under Sections 4.1, 4.2, or 4.3.

                                   ARTICLE IV
                               RETIREMENT BENEFIT

4.1 RETIREMENT. If a Participant remains an Employee until attaining age sixty-five (65) and shall then retire, the Company will pay or cause to be paid to such Participant as a Retirement Benefit (as herein defined), the amount per month specified herein and in such Participant's Plan Agreement, commencing on the first day of the month following such Participant's Retirement, or as otherwise specified in such Participant's Plan Agreement. If a Participant Retires prior to attaining age sixty-five (65), the Company will pay or cause to be paid to such Participant as a Retirement Benefit, the amount (if any) per month specified herein and in such Participant's Plan


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

                          AMENDED AND RESTATED 7/1/99

         Agreement, commencing on the first day of the month following such Participant's Retirement, or as otherwise specified by such Participant and as permitted by such Participant's Plan Agreement. Provided however, Retirement Benefit payments shall not commence until the later of (i) the Participant attaining the age of fifty (50), and
         (ii) the commencement of retirement benefit payments to the Participant under the Retirement Plan.

                                                          Retirement Benefit
                             Retirement Age                  Percentage
                             --------------                  ----------
                                  50 & under                  50.00%
                                  51                          51.20%
                                  52                          52.40%
                                  53                          53.60%
                                  54                          54.80%
                                  55                          56.00%
                                  56                          56.57%
                                  57                          57.14%
                                  58                          57.71%
                                  59                          58.28%
                                  60                          58.85%
                                  61                          59.42%
                                  62                          60.00%
                                  63                          60.56%
                                  64                          61.13%
                                  65 & over                   61.70%

4.2 DISABILITY. If a Participant shall become Totally and Permanently Disabled prior to Retirement and such total disability continues for more than six (6) months, such Participant shall be entitled to the same Retirement Benefit such Participant would have received had such Participant attained the age of sixty-five (65) at the time of such disability.

4.3 VESTING OF RETIREMENT BENEFIT. Notwithstanding any provision to the contrary expressed or implied herein, a Participant's Retirement Benefit shall unconditionally vest in such Participant and become nonforfeitable according to the following vesting schedule:

                  Years of Service                    Vested Percentage of
                  with the Company                     Retirement Benefit
                 -----------------                    --------------------
                       0 to 5                                   0%
                         6                                     10%
                         7                                     20%
                         8                                     30%
                         9                                     40%
                        10                                     50%
                        11                                     60%
                        12                                     70%
                        13                                     80%
                        14                                     90%
                   15 or more                                 100%


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                          AMENDED AND RESTATED 7/1/99

         If a Participant attains age sixty-five (65) prior to Retirement, such Participant shall be 100% vested regardless of the above schedule. Retirement Benefits hereunder offsetting the limitations of Internal Revenue Code Sections 401(a)(17) and 415(b) shall be immediately fully vested for all purposes.

4.4 FORFEITABILITY OF RETIREMENT BENEFIT. Notwithstanding any provision to the contrary expressed or implied herein, a Participant's right to receive a Retirement Benefit under the Plan and such Participant's Plan Agreement shall be forfeitable to the extent that such Retirement Benefit has not vested as described in Section 4.3.

                                   ARTICLE V
                                  BENEFICIARY

         A Participant shall designate a Beneficiary to receive benefits under the Plan and the Participant's Plan Agreement by completing the appropriate space in such Plan Agreement. If more than one Beneficiary is named, the shares and/or precedence of each Beneficiary shall be indicated. As a condition to any married Participant designating a Beneficiary other than such Participant's spouse, the Committee may require the spouse's consent. A Participant shall have the right to change the Beneficiary by submitting to the Committee a Change of Beneficiary in the form attached as Appendix II hereof; provided, however, that no change of Beneficiary shall be effective until acknowledged in writing by the Committee. If the Company has any doubt as to the proper Beneficiary to receive payments hereunder, the Company shall have the right to withhold such payments until the matter is finally adjudicated. Any payment made or caused to be made by the Company in good faith and in accordance with the provisions of the Plan and a Participant's Plan Agreement shall fully discharge the Company from all further obligations with respect to such payment.

                                   ARTICLE VI
                                LEAVE OF ABSENCE

         If a Participant is authorized by the Company for any reason, including military, medical, or other, to take a leave of absence from employment, such Participant's Plan Agreement shall remain in effect.

                                  ARTICLE VII
                               SOURCE OF BENEFITS

7.1 BENEFITS PAYABLE. Retirement Benefits and any other amounts payable hereunder shall be paid exclusively from the general assets of the Company or the Rabbi Trust to be established pursuant to Section 7.4; provided, that no person entitled to payment hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be looked to for such payment. The Company's liability for the payment of benefits hereunder shall be evidenced only by the Plan and each Plan Agreement entered into between the Company and a Participant.

7.2 INVESTMENTS TO FACILITATE PAYMENT OF BENEFITS. Although the Company is not obligated to invest in any specific asset or fund, or purchase any insurance contract, in order to provide the means for the payment of any Retirement Benefits under the Plan, the Company may elect to do so, and, in such event, no Participant shall have any interest whatever in such asset, fund, or

                          AMENDED AND RESTATED 7/1/99

         insurance contract. In the event the Company elects to purchase or causes to be purchased insurance contracts on the life of a Participant as a means for making, offsetting, or contributing to any payment, in full or in part, which may become due and payable by the Company under the Plan or a Participant's Plan Agreement, such Participant agrees to cooperate in the securing of life insurance on such Participant's life by furnishing such information as the Company and the insurance carrier may require, including the results and reports of previous Company and other insurance carrier physical examinations as may be requested, and taking any other action which may be requested by the Company and the insurance carrier to obtain such insurance coverage. If a Participant does not cooperate in the securing of such life insurance, the Company shall have no further obligation to such Participant under the Plan, and such Participant's Plan Agreement shall terminate.

7.3 OWNERSHIP OF INSURANCE CONTRACTS. The Company shall be the sole owner of any insurance contracts acquired on the life of a Participant with all incidents of ownership therein, including, but not limited to, the right to cash and loan values, dividends, if any, death benefits, and the right to termination thereof, and a Participant shall have no interest whatsoever in such contracts, if any, and shall exercise none of the incidents of ownership thereof. Provided however, the Company may assign any such insurance contracts to the trustee of the Rabbi Trust.

7.4 TRUST FOR PAYMENT OF RETIREMENT BENEFITS. The Company shall create a Rabbi Trust for the purpose of facilitating any retirement benefits payable hereunder. Such trust will be funded to provide the applicable vested Retirement Benefits payable under the Plan and Plan Agreements upon the occurrence of any of the following events:

         a) At the Retirement of, and commencement of payment of Retirement Benefits to a Plan Participant;

         b) Upon a decision by the Committee, or by the Board of Directors;

         c) If the shareholders of the Company approve the merger or consolidation of the Company with or into any other corporation (other than a corporation wholly-owned by the Company immediately prior to such event) or the acquisition of substantially all of the business or assets of the Company by any other person or entity (other than a corporation wholly-owned by the Company immediately prior to such event);

         d) If a change occurs in the Board of Directors of the Company whereby Directors comprising a majority of the Board of Directors immediately prior to such change do not continue to comprise such a majority immediately after such change, provided that incremental and/or related changes (including but not limited to resignations from the Board of Directors) which occur within an eighteen (18) month period of time shall be considered to be but a single change for purposes of this subparagraph; or

         e) If, as a result of any tender offer or otherwise, any person or entity or affiliated group becomes the beneficial or record owner (directly or indirectly) of more than 10% of the outstanding voting securities of the Company.

         Such funding may be in the form of single premium annuities, or an amount sufficient for the trustee to purchase single premium annuities, or life insurance policies or contracts insuring


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                          AMENDED AND RESTATED 7/1/99

         the lives of Plan Participants, from qualified and financially sound insurance companies, and such other forms or types of investments the Company may select from time to time to provide the applicable vested Retirement Benefits payable under the Plan and Plan Agreements. Such funding and the purchase of insurance, if any, will not relieve the Company of its obligations to pay or cause to be paid the benefits hereunder.

         In lieu of such funding of such Rabbi Trust with respect to a Participant, the Participant may elect prior to such funding by the Company to receive the present value of such Participant's Retirement Benefit in a lump sum payment, less six percent (6%) of the amount thereof as a substantial penalty, which penalty will be forfeited by the Participant. Upon such lump sum payment the Company shall have no further obligation to the Participant.

         The Rabbi Trust may be maintained and administered to also provide for the funding of payment of amounts payable to participants in other deferred compensation and benefit plans of the Company. The funding, investments and administration of the Rabbi Trust in connection with such other separate plan or plans shall be separately administered and accounted for as determined to be necessary and appropriate by the Company and trustee pursuant to the terms of the Rabbi Trust. It shall be permissible for the trustee to invest funds of the Rabbi Trust in one or more forms of investment that is common to plans being funded thereunder.

         The Rabbi Trust shall be a grantor trust of which the Company is the grantor within the meaning of the Code. The principal of the Rabbi Trust and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Participants in the Plan and general creditors of the Company as specified hereinbelow and in the trust instrument. Participants in the Plan and their Beneficiaries shall have no preferred claim on, or any beneficial ownership in any assets of the Rabbi Trust; and any rights created under the Plan or Participant Plan Agreements, and the Rabbi Trust are to be made unsecured contractual rights of Participants and their Beneficiaries against the Company; and assets held by the Rabbi Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of insolvency of the Company.

                                  ARTICLE VIII
                           TERMINATION OF EMPLOYMENT

         Neither the Plan nor a Participant's Plan Agreement, either singly or collectively, in any way obligate the Company, or any subsidiary of the Company, to continue the employment of a Participant with the Company, or any subsidiary of the Company, nor does either limit the right of the Company or any subsidiary of the Company at any time and for any reason to terminate the Participant's employment. Termination of a Participant's employment with the Company, or any subsidiary of the Company, for any reason, whether by action of the Company, subsidiary, or Participant, shall immediately terminate the Participant's participation in the Plan and such Participant's Plan Agreement, and all further obligations of either party thereunder, except as may be provided in Article X and the Participant's Plan Agreement. In no event shall the Plan or a Plan Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company, or any subsidiary, and a Participant.


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                          AMENDED AND RESTATED 7/1/99

                                   ARTICLE IX
                          TERMINATION OF PARTICIPATION

         A Participant reserves the right to terminate participation in the Plan and such Participant's Plan Agreement at any time by giving the Company written notice of such termination not less than 30 days (i) prior to the anniversary date of any contract or contracts of insurance on the life of such Participant which may be in force and utilized by the Company in connection with the Plan, or (ii) prior to the date a Participant selects for termination if no insurance contract is in effect.

                                   ARTICLE X
                     TERMINATION, AMENDMENT, MODIFICATION,
                           OR SUPPLEMENT OF THE PLAN

10.1 TERMINATION. The Company reserves the right to terminate, amend, modify, or supplement the Plan, wholly or partially, from time to time, and at any time. The Company likewise reserves the right to amend, modify, or supplement any Plan Agreement, wholly or partially, from time to time. Such right to terminate, amend, modify, or supplement the Plan or any Plan Agreement shall be exercised for the Company by the Board of Directors; provided, however, that the Board of Directors shall take no action to terminate the Plan or a Plan Agreement or to reduce Retirement Benefits, with respect to any person who is a Participant (or a Beneficiary) at the time of the termination or reduction. This prohibition against the reduction of Participants' Retirement Benefits shall apply as well to Retirement Benefits Participants may earn (under the Plan and their Plan Agreement) by their future service and future increases in compensation. Any termination of the Plan shall be limited to Employees who at the time of such termination are not Participants. Provided however, in the event of a Change of Control of the Company, the surviving corporation, if other than the Company, may terminate the Plan and the Plan Agreements upon substitution by such corporation of a plan or program providing benefits no less favorable to the Participants.

10.2 RIGHTS AND OBLIGATIONS UPON TERMINATION. Upon the termination of the Plan by the Board of Directors, or the termination of any Plan Agreement by a Participant, in accordance with the provisions for such termination, neither the Plan nor the Plan Agreement shall be of any further force or effect, and no party shall have any further obligation under either the Plan or any Plan Agreement so terminated, except as provided in Sections 4.3, 10.1 or as elsewhere provided in the Plan.

                                   ARTICLE XI
                         OTHER BENEFITS AND AGREEMENTS

         The Retirement Benefits provided for a Participant and such Participant's Beneficiary under the Plan and under such Participant's Plan Agreement are in addition to any other benefits available to such Participant under any other Plan, plan or agreement of the Company for its Employees and the Participants, and, except as may be otherwise expressly provided for, the Plan and Plan Agreements entered into hereunder shall supplement and shall not supersede, modify, or amend any other Plan, plan or agreement of the Company or a Participant. Moreover, Retirement Benefits under the Plan and Plan Agreements entered into hereunder shall not be considered compensation for the purpose of computing contributions or benefits

                          AMENDED AND RESTATED 7/1/99

         under any plan maintained by the Company, or any of its subsidiaries, which is qualified under Section 401(a) of the Code.

                                  ARTICLE XII
                     RESTRICTIONS ON ALIENATION OF BENEFITS

         No Retirement Benefit, or other right or benefit under the Plan or a Plan Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No Retirement Benefit, or right or benefit under the Plan or under any Plan Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such thereto. If any Participant or Beneficiary under the Plan or a Plan Agreement should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right to a benefit under the Plan or under any Plan Agreement, then such right or benefit shall, in the discretion of the Committee, cease, and in such event, the Committee may hold or apply the same or any part thereof for the benefit of such Participant or Beneficiary, his or her spouse, children, or other dependents, or any of them, in such portion as the Committee, in its sole and absolute discretion, may deem proper.

                                  ARTICLE XIII
                           ADMINISTRATION OF THE PLAN

13.1 APPOINTMENT OF COMMITTEE. The general administration of the Plan, and any Plan Agreements executed hereunder, as well as construction and interpretation thereof, shall be vested in the Committee, the number and members of which shall be designated and appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. Any such member of the Committee may resign by notice in writing filed with the Board of Directors. Vacancies shall be filled promptly by the Board of Directors.

13.2 COMMITTEE OFFICIALS. The Board of Directors may designate one of the members of the Committee as Chairman and may appoint a secretary who need not be a member of the Committee. The secretary shall keep minutes of the Committee's proceedings and all data, records, and documents relating to the Committee's administration of the Plan and any Plan Agreements executed hereunder. The Committee may appoint from its number such subcommittees with such powers as the Committee shall determine and may authorize one or more of its members or any agent to execute or deliver any instrument or make any payment on behalf of the Committee.

13.3 COMMITTEE ACTION. All resolutions or other actions taken by the Committee shall be by the vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members at the time in office if they act without a meeting.

13.4 COMMITTEE RULES AND POWERS - GENERAL. Subject to the provisions of the Plan, the Committee may from time to time establish rules, forms, and procedures for the administration of the Plan, including Plan Agreements. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and any Plan Agreements, and to decide any and all matters arising thereunder or in connection with the administration of the Plan and any Plan Agreements, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any

                          AMENDED AND RESTATED 7/1/99

         person. The Committee shall have the exclusive right to determine Total and Permanent Disability with respect to a Participant (consistent with the Plan's definition of the term), such determinations to be made on the basis of such medical and/or other evidence that the Committee, in its sole and absolute discretion, may require. Such decisions, actions, and records of the Committee shall be conclusive and binding upon the Company, the Participants, and all persons having or claiming to have rights or interests in or under the Plan.

13.5 RELIANCE ON CERTIFICATES, ETC. The members of the Committee and the Officers and Directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel. Such legal counsel may be counsel for the Company.

13.6 LIABILITY OF COMMITTEE. No member of the Committee shall be liable for any act or omission of any other member of the Committee, or for any act or omission on his part, excepting only his own willful misconduct. The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising out of a Committee member's own willful misconduct. Expenses against which a member of the Committee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought, or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled.

13.7 DETERMINATION OF BENEFITS. In addition to the powers hereinabove specified, the Committee shall have the power to compute and certify, under the Plan and any Plan Agreement, the amount and kind of benefits from time to time payable to Participants and their Beneficiaries, and to authorize all disbursements for such purposes.

13.8 INFORMATION TO COMMITTEE. To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death, or other cause for termination of employment, and such other pertinent facts as the Committee may require.

13.9 MANNER AND TIME OF PAYMENT OF BENEFITS. The Committee shall have the power, in its sole and absolute discretion, to change the manner and time of payment of Retirement Benefits to be made to a Participant or the Participant's Beneficiary from that set forth in the Participant's Plan Agreement if requested to do so by such Participant or Beneficiary.

                                  ARTICLE XIV
                        ADOPTION OF PLAN BY SUBSIDIARY,
                       AFFILIATED OR ASSOCIATED COMPANIES

         Any corporation which is a subsidiary of the Company may, with the approval of the Board of Directors, adopt the Plan and thereby come within the definition of Company in Article I hereof.

                          AMENDED AND RESTATED 7/1/99

                                   ARTICLE XV
                       EXCESS RETIREMENT BENEFIT PAYMENTS
                       COMMENCED BEFORE SEPTEMBER 1, 1998

         Notwithstanding anything expressed or implied to the contrary herein, the payment of excess retirement benefits to a retired Plan Participant that commenced under the Plan prior to September 1, 1998, shall be paid in accordance with, and to the extent provided by the applicable terms and provisions of the Plan in effect prior to September 1, 1998.

                                  ARTICLE XVI
                                 MISCELLANEOUS

16.1 EXECUTION OF RECEIPTS AND RELEASES. Any payment to a Participant, a Participant's legal representative, or Beneficiary in accordance with the provisions of the Plan or any Plan Agreement executed hereunder shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Company. The Company may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it may determine.

16.2 NO GUARANTEE OF INTERESTS. Neither the Committee nor any of its members guarantees the payment of any amounts which may be or becomes due to any person or entity under the Plan or any Plan Agreement executed hereunder. The liability of the Company to make any payment under the Plan or any Plan Agreement executed hereunder is limited to the then available assets of the Company and the Rabbi Trust established under Section 7.4 hereof.

16.3 COMPANY RECORDS. Records of the Company as to a Participant's employment, termination of employment and the reason therefor, reemployment, authorized leaves of absence, and compensation shall be conclusive on all persons and entities, unless determined to be incorrect.

16.4 EVIDENCE. Evidence required of anyone under the Plan and any Plan Agreement executed hereunder may be by certificate, affidavit, document, or other information which the person or entity acting on it considers pertinent and reliable, and signed, made, or presented by the proper party or parties.

16.5 NOTICE. Any notice which shall be or may be given under the Plan or a Plan Agreement executed hereunder shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to the Company at:

                             100 West Fifth Street
                             Tulsa, Oklahoma 74102

         and marked to the attention of the Secretary, Supplemental Executive Retirement Plan Administrative Committee; or, if notice to a Participant, addressed to the address shown on such Participant's most recent employment file with the Company.

                          AMENDED AND RESTATED 7/1/99


16.6 CHANGE OF ADDRESS. Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

16.7 EFFECT OF PROVISIONS. The provisions of the Plan and of any Plan Agreement executed hereunder shall be binding upon the Company and its successors and assigns, and upon a Participant, the Participant's Beneficiary, assigns, heirs, executors, and administrators.

16.8 HEADINGS. The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in the construction of the provisions hereof or any Plan Agreement executed hereunder.

16.9 GOVERNING LAW. All questions arising with respect to the Plan and any Plan Agreement executed hereunder shall be determined by reference to the laws of the State of Oklahoma in effect at the time of their adopting and execution, respectively.

16.10 EFFECTIVE DATE. Except to the extent explicitly stated otherwise herein, the terms and provisions of this amended and restated Plan shall be effective as to excess retirement benefits for Participants with respect to whom no Retirement, Disability, or Death Benefit payments have commenced as of September 1, 1998, and their Beneficiaries. The excess retirement benefits payable to any Participant or Beneficiary which have commenced prior to September 1, 1998, shall not be increased or decreased by amendment of the Plan.


                                       ONEOK, Inc.


                                       By
                                          -----------------------------------
                                          Larry W. Brummett
                                          Chairman of the Board and
                                          Chief Executive Officer

Attested by:


-----------------------------
(Secretary)

(SEAL)

                          AMENDED AND RESTATED 7/1/99
















--------------------------------------------------------------------------------

                                   APPENDIX I
                                  ONEOK, INC.
                SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT


--------------------------------------------------------------------------------

                          AMENDED AND RESTATED 7/1/99


          ONEOK, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT



I acknowledge that, as an Employee of ONEOK, Inc., I have been offered an opportunity to participate in the ONEOK, Inc. Supplemental Executive Retirement Plan (Plan) described in the attached document (which is incorporated herein by reference), and that I have elected one of the alternatives set forth as indicated by the space which I have checked:

          To participate in the Plan
---------

          Not to participate in the Plan
---------

My Retirement Benefit, Disability Benefit, Death Benefit, and commencement of such payments, and designated Beneficiary(ies) are agreed to be as follows:

          1.A Retirement Benefit (Article IV of Plan). Subject to the vesting schedule in Section 4.3 of the Plan, and Paragraph 2, below, a monthly amount which, when combined with existing pension benefits payable to me under the Retirement Plan and any retirement plans (other than 401(k) plans) of any of my former employers, will provide the percentage of the highest thirty-six (36) consecutive months average Compensation (or average of all months of Compensation if employed less than thirty-six (36) months) of the last sixty
(60) months of Service, for life (15 years minimum) as illustrated below.

                                                         Retirement Benefit
                    Retirement Age                           Percentage
                    --------------                       ------------------
                         50 & under                          50.00%
                         51                                  51.20%
                         52                                  52.40%
                         53                                  53.60%
                         54                                  54.80%
                         55                                  56.00%
                         56                                  56.57%
                         57                                  57.14%
                         58                                  57.71%
                         59                                  58.28%
                         60                                  58.85%
                         61                                  59.42%
                         62                                  60.00%
                         63                                  60.56%
                         64                                  61.13%
                         65 & over                           61.70%

                          AMENDED AND RESTATED 7/1/99

         1.B Commencement of Retirement Benefit Payments. The amount of my Retirement Benefit payments will be based on the following table depending upon the Participant's age when Retirement Benefit payments to such Participant commence:

                           Age At                  Payout Percentage Factor
                    Commencement of                  Of Retirement Benefit
               Retirement Benefit Payments                Percentage
                                                          -----------
                           50                                50%
                           51                                55%
                           52                                60%
                           53                                65%
                           54                                70%
                           55                                75%
                           56                                80%
                           57                                85%
                           58                                90%
                           59                                95%
                           60 & older                       100%

         2. Code Sections 401(a)(17) and 415(b) Limitations. Notwithstanding Paragraphs 1A and 1B above, the Plan and this Plan Agreement shall provide a Retirement Benefit attributable to my annual eligible compensation under the Retirement Plan that is in excess of the limitations on my Retirement Plan benefits contained in Code Sections 401(a)(17) and 415(b). This portion of the Retirement Benefit will be computed by applying the same benefit formula, vesting provisions, and early retirement provisions as are in the Retirement Plan. Any part of the Retirement Benefit provided under this Paragraph 2 will offset and reduce that part of the Retirement Benefit provided under Paragraphs 1A and 1B above.

         3. Disability Benefit (Article IV of Plan). If I should suffer a Total and Permanent Disability prior to my Retirement, an amount which, when combined with then existing pension benefits under the Retirement Plan and any retirement plans (other than 401(k) plans) of any of my former employers, will provide sixty-one and 7/10 percent (61.7%) of my highest thirty-six (36) consecutive months average Compensation (or average of all months of Compensation if employed less than thirty-six (36) months) of my last sixty
(60) months of Service, for life (15 years minimum).

         4. Death Benefit. (Article III of Plan). If my death should occur before my Retirement, an amount which, when combined with then existing pension benefits under the Retirement Plan and any retirement plans (other than 401(k) plans) of any of my former employers, will provide fifty percent (50%) (or the vested Retirement Benefit, whichever is greater) of my highest thirty-six (36) consecutive months average Compensation (or average of all months of Compensation if employed less than thirty-six (36) months) of my last sixty
(60) months of Service, payable to the Beneficiary for one hundred eighty (180) months following death.

         5. I hereby designate as my Primary Beneficiary under the Plan and the Plan Agreement:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          AMENDED AND RESTATED 7/1/99

and, I hereby designate as my Secondary Beneficiary under the Plan and the Plan
Agreement:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The term "Beneficiary" as used herein shall mean the Primary Beneficiary if such Primary Beneficiary shall survive me by at least thirty (30) days, and shall mean the Secondary Beneficiary if Primary Beneficiary does not survive me by at least thirty (30) days, and shall mean my Estate, if neither Primary nor Secondary Beneficiary survives me by at least thirty (30) days. I shall have the right to change my designation of my Primary and/or Secondary Beneficiary from time to time, in such manner as shall be required by the Company, it being agreed that no change in Beneficiary shall be effective until acknowledged in writing by the Committee. (If designation of a Beneficiary is to be irrevocable, strike and initial previous sentence.)

I further acknowledge that neither the Company nor any of its subsidiaries, affiliated companies, officers, employees, or agents has any responsibility whatsoever for the changes which I may make in other personal plans or programs as a result of my decision regarding the Plan and they are fully released to such extent. The Company agrees that although the Plan may be terminated or modified at any time, in the sole discretion of the Company, I shall have those rights provided for in Article X of the Plan to the extent such may be applicable to me at the time of such termination.

IN WITNESS WHEREOF, ONEOK, Inc. and Plan Participant have executed the Plan
Agreement as of          , 1998.
                ---------
                                         ONEOK, Inc.


                                         By:
                                             -------------------------------


                                         PARTICIPANT:


                                         -----------------------------------
                                         (Signature)



                                         (Type or Print Name)

                          AMENDED AND RESTATED 7/1/99
















--------------------------------------------------------------------------------

                                  APPENDIX II
                        CHANGE OF BENEFICIARY FORM FOR
                                  ONEOK, INC.
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


--------------------------------------------------------------------------------

                          AMENDED AND RESTATED 7/1/99

                         CHANGE OF BENEFICIARY FORM FOR
                                  ONEOK, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



I, ___________________, as a Participant in the above Plan, hereby request to
change the Beneficiary Designation                dated as follows:
                                   --------------

Primary Beneficiary:
                     ----------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Secondary Beneficiary:
                     ----------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



The term "Beneficiary" as used herein shall mean the Primary Beneficiary if such Primary Beneficiary shall survive me by at least thirty (30) days, and shall mean the Secondary Beneficiary if Primary Beneficiary does not survive me by at least thirty (30) days, and shall mean my Estate, if neither the Primary nor Secondary Beneficiary survives me by at least thirty (30) days. I shall have the right to change my designation of a Primary Beneficiary and/or Secondary Beneficiary from time to time in such manner as shall be required by the Company, it being agreed that no change in beneficiary shall be effective until acknowledged in writing by the Committee. (If designation of a Beneficiary is to be irrevocable, strike and initial previous sentence.)

DATE:                           PARTICIPANT:

-------------------------       ------------------------------------
                                (Signature)

                                ------------------------------------
                                (Type or Print Name)



                                ------------------------------------
                                (Authorized Plan Representative)